SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

METROCALL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia		22306
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

EXPLANATORY NOTE

     On March 29, 2004, Metrocall Holdings, Inc. (“Metrocall”) and Arch Wireless, Inc. (“Arch”) entered into an Agreement and Plan of Merger. The purpose of this Current Report on Form 8-K is to file (i) historical financial statements of Arch Wireless, Inc. pursuant to the requirements of Rule 3-05(a) and (b) of Regulation S-X promulgated under the Securities Exchange Act of 1934 and (ii) the pro forma financial information required by Article 11 of Regulation S-X, in connection with Metrocall’s proposed merger with Arch. Neither Metrocall nor its auditors, Ernst & Young LLP, participated in the preparation or review of Arch’s financial statements referred to in Item 7(a) of this filing and we do not express any opinion or any form of assurance on these financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

     The following audited financial statements of Arch and notes thereto as required by this Item 7(a), are filed herewith as Exhibit 99.1:

Consolidated Balance Sheets as of December 31, 2002 and 2003 (Reorganized Arch).

Consolidated Statements of Operations for the Year Ended December 31, 2001, the Five Months Ended May 31, 2002 (Predecessor Company of Arch), the Seven Months Ended December 31, 2002 and the Year Ended December 31, 2003 (Reorganized Company of Arch).

Consolidated Statements Stockholders’ Equity (Deficit) for the Year Ended December 31, 2001, the Five Months Ended May 31, 2002 (Predecessor Company of Arch), the Seven Months Ended December 31, 2002 and the Year Ended December 31, 2003 (Reorganized Company of Arch).

Notes to Consolidated Financial Statements.

The following unaudited interim consolidated financial statements of Arch as required by this Item 7(a), are filed herewith as Exhibit 99.2:

Unaudited Consolidated Balance Sheets as of March 31, 2004 and December 31, 2003.

Unaudited Consolidated Statements of Operations for the Three Months Ended March 31, 2004 and 2003.

Unaudited Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2004 and 2003.

Notes to Unaudited Consolidated Financial Statements.

(b) Pro Forma Financial Information

     The following unaudited pro forma financial information of the combination of Metrocall and Arch, as required by this Item 7(b), is filed herewith as Exhibit 99.3:

Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2004.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2004.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2003.

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(c) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated balance sheets of Arch Wireless, Inc, as of December 31, 2003 and December 31, 2002, and the related consolidated statements of operations, cash flows and changes in stockholders’ equity for the year ended December 31, 2003, and for the periods from January 1, 2002 through May 31, 2002 (Predecessor Company of Arch), and June 1, 2002 through December 31, 2002 and for the year ended December 31, 2001

99.2	Unaudited consolidated balance sheets of Arch Wireless, Inc. as of March 31, 2004 and December 31, 2003, and the related consolidated statements of operations and cash flows for the three month periods ended as of March 31, 2004 and March 31, 2003

99.3	Wizards-Patriots Holdings, Inc. (“Holding Company”) unaudited pro forma condensed consolidated financial statements

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.

By: /s/ George Z. Moratis
Name: George Z. Moratis
Title: Chief Financial Officer and Treasurer

Dated: May 14, 2004

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EXHIBIT INDEX

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Consolidated balance sheets of Arch Wireless, Inc, as of December 31, 2003 and December 31, 2002, and the related consolidated statements of operations, cash flows and changes in stockholders’ equity for the year ended December 31, 2003, and for the periods from January 1, 2002 through May 31, 2002 (Predecessor Company of Arch), and June 1, 2002 through December 31, 2002 and for the year ended December 31, 2001

99.2	Unaudited consolidated balance sheets of Arch Wireless, Inc. as of March 31, 2004 and December 31, 2003, and the related consolidated statements of operations and cash flows for the three month periods ended as of March 31, 2004 and March 31, 2003

99.3	Holding Company unaudited pro forma condensed consolidated financial statements

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